Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of TransDigm Group Incorporated (the “Company”) for the quarter ended June 28, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin Stein, President, Chief Executive Officer and Director (Principal Executive Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
2.The information contained in the Report fairly presents in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the periods indicated.

Date: August 5, 2025

/s/ Kevin Stein
Name: Kevin Stein
Title: President, Chief Executive Officer and Director
(Principal Executive Officer)